    As filed with the Securities and Exchange Commission on August 15, 1997
                                                     Registration No. 333-31485
===============================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              -------------------


                                AMENDMENT NO. 1
                                       TO
                                    FORM S-8
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933

                              -------------------

                            MARTIN INDUSTRIES, INC.
             (Exact Name of Registrant as Specified in its Charter)

       DELAWARE                                           63-0133054
(State or Other Jurisdiction of                        (I.R.S. Employer
Incorporation or Organization)                         Identification No.)

         301 EAST TENNESSEE STREET
             FLORENCE, ALABAMA                               35630
(Address of Principal Executive Offices)                  (Zip Code)

                            MARTIN INDUSTRIES, INC.
                   1996 NON-EMPLOYEE DIRECTORS' STOCK OPTION
                         AND DEFERRED COMPENSATION PLAN
                            (Full Title of the Plan)

                              -------------------

                                JAMES D. WILSON
                            MARTIN INDUSTRIES, INC.
                           301 EAST TENNESSEE STREET
                            FLORENCE, ALABAMA 35630
                    (Name and Address of Agent for Service)

                                 (205) 767-0330
         (Telephone Number, Including Area Code, of Agent for Service)

                                with a copy to:

                             JOHN B. GRENIER, ESQ.
                         BRADLEY ARANT ROSE & WHITE LLP
                          2001 PARK PLACE, SUITE 1400
                           BIRMINGHAM, ALABAMA 35203
                                 (205) 521-8000

================================================================================

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Amendment No. 1 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Florence, State of Alabama, on August 13, 1997.

                                      MARTIN INDUSTRIES, INC.
                                      a Delaware corporation

                                      By:      /s/ James D. Wilson
                                         -------------------------------------
                                                   James D. Wilson
                                         President and Chief Executive Officer

         Pursuant to the requirements of the Securities Act of 1933,as amended, this Amendment No. 1 has been signed below by the following persons in the capacities and on the dates indicated.

                    Signature                                      Title                            Date
                    ---------                                      -----                            ----

/s/             James D. Wilson                        President, Chief Executive              August 13, 1997
---------------------------------------                    Officer, Director
                James D. Wilson                      (Principal Executive Officer)


/s/          Roderick V. Schlosser                      Vice President of Finance              August 13, 1997
---------------------------------------                       and Treasurer
             Roderick V. Schlosser                    (Principal Financial Officer
                                                   and Principal Accounting Officer)

/s/           James W. Truitt
---------------------------------------                         Director                       August 13, 1997
              James W. Truitt


                     *
---------------------------------------                         Director                       August 13, 1997
            William H. Martin, III


                     *
---------------------------------------                         Director                       August 13, 1997
               William D. Biggs


                     *
---------------------------------------                         Director                       August 13, 1997
              Jim D. Caudle, Sr.


                     *
---------------------------------------                         Director                       August 13, 1997
              Herbert J. Dickson


                     *
---------------------------------------                         Director                       August 13, 1997
                Bill G. Hughey

                       *
--------------------------------------                          Director                       August 13, 1997
               Charles R. Martin


                       *
--------------------------------------                          Director                       August 13, 1997
              Louis J. Martin, II




* /s/ James W. Truitt                                                                          August 13, 1997
 -------------------------------------
              By James W. Truitt
              as Attorney-in-Fact

                               INDEX TO EXHIBITS

EXHIBIT                                                                   PAGE IN SEQUENTIALLY
NUMBER                           DESCRIPTION                                 NUMBERED FILING
------                           -----------                                 ---------------
*4                 -       Article 4 of the Restated Certificate of
                           Incorporation of Martin Industries, Inc., which
                           was filed as Exhibit 3(a) to the Registrant's
                           Registration Statement on Form S-1 declared
                           effective by the Commission on July 12, 1995
                           (Reg. No. 33-90432).

*5                 -       Opinion of Bradley Arant Rose & White LLP,
                           which was filed as Exhibit 5 to the Registrant's
                           Registration Statement on Form S-8 declared
                           effective by the Commission on July 17, 1997
                           (Reg. No. 333-31485).

*23(a)             -       Consent of Arthur Andersen LLP, which was
                           filed as Exhibit 23(a) to the Registrant's
                           Registration Statement on Form S-8 declared
                           effective by the Commission on July 17, 1997
                           (Reg. No. 333-31485).

*23(b)             -       Consent of Bradley Arant Rose & White LLP,
                           which was filed as Exhibit 5 to the Registrant's
                           Registration Statement on Form S-8 declared
                           effective by the Commission on July 17, 1997
                           (Reg. No. 333-31485).

24                 -       Powers of Attorney.





-------------------------------------------
*  Incorporated by reference.